T. ROWE PRICE
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International Funds, Inc.

   T. Rowe Price International Discovery Fund

 Supplement to prospectus dated March 1, 2000
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 The following paragraph will be added after the paragraph entitled "Is there other information I can review before making a decision?" on page 14 of the prospectus in the section entitled "Other Information About The Funds."

 Important Information About the International Discovery Fund

  . The fund will not accept new accounts after 4:00 p.m. on March 13, 2000, except for defined contribution retirement plan accounts (including SEP-IRAs). The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts in the fund.

  . Shareholders who held shares prior to the closing are not affected.
   Purchases of additional shares are permitted for all existing accounts.

  . The closing does not restrict shareholders from selling shares in their fund accounts.

  . When deemed to be in the fund's best interests, the fund reserves the right in appropriate cases to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

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 The date of this supplement is March 1, 2000
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                                                                  C01-041 3/1/00